UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2021

QELL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39571	98-1554553
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

505 Montgomery Street, Suite 1100 San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

(415) 874-3000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one redeemable warrant	QELLU	Nasdaq Capital Market LLC

Class A Ordinary Shares, par value $0.0001 per share	QELL	Nasdaq Capital Market LLC

Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	QELLW	Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. Qell Acquisition Corporation (the “Company”) has previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s final prospectus filed in connection with its initial public offering (“IPO”) on October 2, 2020 (“Final Prospectus”).

On May 3, 2021, management of the Company and the Audit Committee of the Board of Directors of the Company determined that the Company’s previous audited balance sheet related to its IPO on October 2, 2020, its quarterly unaudited financial statements for the period from August 7, 2020 through September 30, 2020 filed on Form 10-Q with the SEC on November 13, 2020, and its audited financial statements for the period ended December 31, 2020 filed on the Company’s Annual Report on Form 10-K (the “Affected Periods”) should no longer be relied upon due to changes required for alignment with the SEC’s Public Statement. The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” Following consideration of the guidance in the Public Statement, while the terms and quantum of the warrants as described in the Final Prospectus have not changed, the Company concluded the warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under ASC 815, under which the Company should record the warrants as liabilities on the Company’s balance sheet. The Company has discussed this approach with its independent registered public accounting firm, WithumSmith+Brown, PC, and intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 31, 2021 (the “Amended 10-K”) reflecting this reclassification of the warrants for the Affected Periods. The Company has worked diligently with an independent valuation expert to finalize the valuation of the warrants and will file the Amended 10-K as soon as practicable. The adjustments to the financial statement items for the Affected Periods will be set forth through expanded disclosure in the financial statements included in the Amended 10-K, including further describing the restatement and its impact on previously reported amounts.

Item 8.01.	Other Events.

An extraordinary general meeting of the Company’s shareholders is expected to be scheduled for shareholders’ consideration of the Company’s initial business combination and the other proposals which will be described in its proxy statement/prospectus relating to the business combination to be filed with the SEC. As noted above, the terms and quantum of the warrants and all other securities issued by the Company have not changed and the restatement is not indicative of any change in management’s expectations regarding the business prospects for the Company. The restatement is required for alignment with the SEC’s Public Statement and would be undertaken regardless of the completion of the business combination. For those and other reasons, the Company does not believe the restatement should materially impact its shareholders’ consideration of the business combination proposal and other proposals to be considered and voted upon at the meeting.

Additional Information

A full description of the terms of the proposed business combination between Qell Acquisition Corp. (“Qell”) and Lilium GmbH (“Lilium”) will be provided in a registration statement on Form F-4 to be filed with the SEC by Lilium B.V., which will later be converted into a Netherlands public limited liability company (naamloze vennootschap) (“Lilium N.V.”) that will include a prospectus with respect to Lilium N.V.’s securities to be issued in connection with the business combination and a proxy statement with respect to the shareholder meeting of Qell to vote on the business combination. Qell urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Qell, Lilium and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of Qell as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge by directing a request to: Qell, info@qellspac.com. These documents will also be made available on Qell’s website. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, on the SEC’s website (sec.gov).

Participants in the Solicitation Process

Qell, Lilium and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Qell’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Qell will be filed in the registration statement to be filed by Lilium B.V., which will later be converted into Lilium N.V. on Form F-4, which will include the proxy statement/prospectus, for the proposed business combination and be available, without charge, at sec.gov.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws, including, but not limited to, statements regarding Lilium’s and Lilium N.V.’s proposed business and business model, the markets and industry in which Lilium and Lilium N.V. (collectively, the “Lilium Group”) intend to operate, the anticipated timing of the commercialization and launch of the Lilium Group’s business in phases, and the expected results of the Lilium Group’s business and business model when launched in phases. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such statements are based on management’s belief or interpretation of information currently available. Forward-looking statements are predictions, projections and other statements about future events that are based on management’s current expectations with respect to future events and are based on assumptions and subject to risk and uncertainties and subject to change at any time. The Lilium Group will operate in a rapidly changing emerging industry. New risks emerge every day. Given these risks and uncertainties, you should not rely on or place undue reliance on these forward-looking statements. Actual events or results may differ materially from those contained in the projections or forward-looking statements.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, but not limited to, the following risks: (i) the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Qell’s securities; (ii) the transaction may not be completed by Qell’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Qell; (iii) the parties’ failure to satisfy the conditions to the consummation of the business combination, such as Qell’s shareholders or Lilium’s shareholders failing to adopt the business combination agreement, failing to satisfy the minimum trust account amount following redemptions by Qell’s public shareholders or an inability to secure necessary governmental and regulatory approvals; (iv) the Lilium Group’s ability to implement business plans, operating models, forecasts and other expectations and identify and realize additional business opportunities after the completion of the proposed business combination; (v) the failure of the Lilium Group and its current and future business partners to successfully develop and commercialize the Lilium Group’s business or significant delays in its ability to do so; (vi) the Lilium Group’s inability to secure or protect its intellectual property; (vii) the effect of the announcement or pendency of the proposed business combination on Lilium’s business relationships, performance and operations generally; and (viii) the outcome of any legal proceedings that may be instituted against Qell or the Lilium Group related to the proposed business combination. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and the Lilium Group assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2021	QELL ACQUISITION CORPORATION

	By:	/s/ Barry Engle
	Name:	Barry Engle
	Title:	Chief Executive Officer